UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/21/2006

NetIQ Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-26757

Delaware	77-0405505
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3553 North First Street, San Jose, CA 95134
(Address of principal executive offices, including zip code)

(408) 856-3000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 21, 2006, Michael E. Lehman resigned as a member of the Board of Directors (the "Board") of NetIQ Corporation (the "Company").   Mr. Lehman's resignation resulted from the anticipated time commitment required by his acceptance of a position as Chief Financial Officer with Sun Microsystems, Inc., on that date, and not as a consequence of any disagreement with the Company's management or other Board members on any matter relating to the Company's operations, policies or practices.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetIQ Corporation

Date: February 22, 2006	By:	/s/ Betsy E. Bayha
Betsy E. Bayha
Senior Vice President, General Counsel and Secretary